UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2009

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-29981

(Commission File Number)

91-2027724

(IRS Employer Identification No.)

Room 905, 9/F, Two Chinachem Exchange Square, 338 King’s Road, North Point, Hong Kong

(Address of principal executive offices and Zip Code)

+852.3586.1383

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 7, 2009, we entered into a consulting agreement with Dragon Gate Asia Ltd., whereby Dragon Gate has agreed to provide consulting services to our company in consideration for the issuance of 400,000 shares of restricted common stock of our company which are due and issuable on December 7, 2009.

On December 7, 2009, we entered into a consulting agreement with The Long Island Investment Banking Group, whereby The Long Island Investment will facilitate an investor conference and investment banking and investor relations functions in the City of New York, in consideration for the issuance of 20,000 shares of restricted common stock of our company which are due and issuable on December 7, 2009.

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On December 7, 2009, we entered into a subscription agreement with Full Capital Investment Limited, whereby we agreed to issue 1,500,000 shares of our common stock at a price of $0.1417 per share to Full Capital Investment Limited in consideration of the debt owed by our company to Full Capital Investment Limited of $212,500.

Please review the consulting agreements, filed as Exhibits 10.1, 10.2 and 10.3 to this current report on Form 8-K, for a complete description of all of the terms and conditions of the consulting agreements.

Item 3.02	Unregistered Sales of Equity Securities.

On December 7, 2009, we issued 400,000 shares of our common stock to Dragon Gate Asia Ltd. pursuant to the consulting agreement. Dragon Gate Asia Ltd. is not a U.S. person, this transaction did not occur in the United States and in issuing these shares of our common stock we relied on the registration exemption provided by Regulation S, promulgated under the Securities Act of 1933, as amended.

On December 7, 2009, we issued 20,000 shares of our common stock to The Long Island Investment Banking Group pursuant to the consulting agreement. The Long Island Investment Banking Group is a U.S. person and in issuing these shares of our common stock we relied on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.

On December 7, 2009, we sold 1,500,000 shares of our common stock to one investor at a price of $0.1417 per share. The investor is not U.S. person, none of these transactions occurred in the United States and, in selling these shares of our common stock we relied on the registration exemption provided by Regulation S, promulgated under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

By: /s/ Gerald Lau

Gerald Lau
President and a Director
Dated: December 8, 2009

CW3063055.1